SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 3, 2007 (December 19, 2006)
ZAPATA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

1-4219	74-1339132

(Commission File Number)	(IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York	14618

(Address of Principal Executive Offices)	(Zip Code)
(585) 242-2000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.1: AMENDED AND RESTATED 1996 LONG TERM INCENTIVE PLAN

INFORMATION TO BE INCLUDED IN THE REPORT
Section 8 OTHER EVENTS
  Item 8.01 Other Events
     On December 19, 2006, the Board of Directors of Zapata Corporation approved an amendment to its Amended and Restated 1996 Long Term Incentive Plan. The amendment makes adjustment to the terms of the plan and awards under the plan to preserve value upon the occurrence of certain equity restructuring events such as stock splits, spin-offs and recapitalizations mandatory in order to avoid increased compensation costs under SFAS 123(R). This summary is qualified in its entirety by the terms of the amendments, which is filed as Exhibits 99.1 to this report.
Section 9 FINANCIAL STATEMENTS AND EXHIBITS
     Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.
     Exhibit Number
10.1	Amended and Restated 1996 Long Term Incentive Plan, as amended

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAPATA CORPORATION

Date: January 3, 2007	By:	/s/ Leonard DiSalvo

	Name:	Leonard DiSalvo
	Title:	Vice President — Finance and CFO